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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)  March 31, 1999
                                                   --------------

                                V-ONE CORPORATION
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            (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511
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Delaware                                                 52-1953278
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)




20250 Century Boulevard - Suite 300
Germantown, MarylanD                                        20874
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(Address of principal executive offices)                    (Zip Code)



              Registrant's telephone number, including area code:

                                (301) 515-5200
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        (Former name or former address, if changed since last report.)

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


Item 5.  Other Events.

      On February 24, 1999, V-ONE Corporation ("Company") obtained a $3,000,000 term loan from Transamerica Business Credit Corporation ("Transamerica") pursuant to that certain Loan and Security Agreement dated as of February 24, 1999 ("Loan Agreement"). The term loan is due on August 31, 1999. Thereafter, the term loan will convert into a revolving credit facility if the Company is not in default under the Loan Agreement. The maximum amount that can be borrowed by the Company under the revolving credit facility is the lesser of $3,000,000 and 80% of eligible receivables. The revolving credit facility expires on August 31, 2000.

      In connection with this loan, the Company granted a security interest in all of its assets, including its intellectual property, to Transamerica.

      Pursuant to the terms of the Loan Agreement, receipt by the Company of an opinion from its independent auditors which expresses doubt with regard to the ability of the Company to continue as a going concern constitutes an event of default under the Loan Agreement and allows Transamerica to foreclose on its security interest. The Company has received such an opinion from its independent auditors in connection with their review of the Company's financial statements as of and for the year ended December 31, 1998. As of the date of such opinion, there was an event of default under the Loan Agreement.

      On March 31, 1999, the Company and Transamerica entered into an Amendment Agreement ("Amendment") to the Loan Agreement. Under the terms of the Amendment, Transamerica has waived this event of default. In consideration for such waiver, the Company has agreed to (a) grant TBCC Funding Trust II, an affiliate of Transamerica, warrants to purchase 100,000 shares of common stock of the Company at an exercise price of $3.25 per share and (b) accept an additional financial covenant that the Company's net worth will be $5,000,000 as of June 30, 1999 and September 30, 1999.

      The description of the above agreement is qualified in its entirety by reference to the exhibits filed with or incorporated by reference in this Form 8-K.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are filed with or incorporated by reference in this Form 8-K:

EXHIBIT        DESCRIPTION
-------        -----------

99.1 Amendment Agreement dated March 31, 1999 to Loan and Security Agreement dated February 24, 1999 between V-ONE Corporation and Transamerica Business Credit Corporation.

99.2 Stock Subscription Warrant dated March 31, 1999 issued to TBCC Funding Trust II.



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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 1, 1999



                                          V-ONE CORPORATION



                                          By:   /s/ David D. Dawson
                                             ----------------------
                                          Name:  David D. Dawson
                                          Title: Chairman of the Board,
                                                 President and Chief
                                                 Executive Officer


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


EXHIBIT INDEX

      (c) Exhibits. The following exhibits are filed with or incorporated by reference in this Form 8-K:


EXHIBIT        DESCRIPTION
-------        -----------


99.1 Amendment Agreement dated March 31, 1999 to Loan and Security Agreement dated February 24, 1999 between V-ONE Corporation and Transamerica Business Credit Corporation.

99.2 Stock Subscription Warrant dated March 31, 1999 issued to TBCC Funding Trust II.




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